UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2011

FIRST COMMUNITY BANK CORPORATION

OF AMERICA

(Exact name of registrant as specified in its charter)

Florida	000-50357	65-0623023
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9001 Belcher Road, Pinellas Park, Florida		33782
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (727) 520-0987

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 11, 2011, FCBCA held a special meeting of shareholders, at which the following proposal was presented and votes cast:

PROPOSAL 1, to approve the Plan of Complete Liquidation and Dissolution of FCBCA and the Acquisition Agreement, dated February 10, 2011, among FCBCA, First Community Bank of America, CBM Florida Holding Company and Community Bank & Company.

FOR	AGAINST	ABSTAIN	BROKER NONVOTES

3,087,266	37,981	28,528	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Community Bank Corporation of America
(Registrant)
Date: April 12, 2011
By: /s/ Kenneth P. Cherven
(Signature)*
Kenneth P. Cherven
President & Chief Executive Officer

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